Exhibit 10.1.62

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

April 22, 2019

Gogo LLC

111 N. Canal St., Ste. 1500

Chicago, Illinois 60606

RE: Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement (as amended to date, the “Unified Agreement” or “UA”), effective as of February 1, 2017, between Gogo LLC (“Gogo”) and “American Airlines, Inc. (“American”)

Gentlemen:

Reference is hereby made to the Unified Agreement. This letter will acknowledge and evidence that American Airlines, Inc. is willing and hereby offers to agree, effective as of the date of this letter (the “LA Effective Date”) and for good and valuable consideration, to the terms set forth in Exhibit A attached hereto with respect to the provision of Connectivity Services by Gogo to American.

If Gogo is also willing to accept and agree to such terms, please evidence and acknowledge such fact by signing both copies of this letter in the space provided and returning one (1) copy to the undersigned. In such event, and without the necessity of further action: the Unified Agreement shall be deemed to be amended to reflect such terms; and, as so deemed to be amended, the Unified Agreement shall be deemed to be ratified and affirmed and to remain in full force and effect. In the event of any conflict or inconsistency between this letter agreement and the Unified Agreement, this letter agreement will control and prevail. All capitalized terms used herein without definition shall have the respective meanings therefor specified in the Unified Agreement.

Very truly yours,		ACCEPTED AND AGREED:

AMERICAN AIRLINES, INC.		GOGO LLC

By:	/s/ Robert Isom	By:	/s/ Oakleigh Thorne
Name:	Robert Isom	Name:	Oakleigh Thorne
Title:	President	Title:	President and CEO

Date:	4/22/19	Date:	4/22/19

General Terms for 2Ku Extension and other matters	Exhibit A: Term Sheet	April 22, 2019

American and Gogo entered into the Unified Agreement on the Effective Date. As of the LA Effective Date, the Retrofit A/C are as detailed in Exhibit A. The UA expires with respect to the 2Ku Fleet on September 30, 2019. The parties wish to extend the term of the UA with respect to the 2Ku Fleet and to modify certain other provisions of the UA as set forth below.

ID	Item	Agreement / Commentary

1	Term

1.  The Term of the UA commenced on the Effective Date and will expire with respect to various Retrofit A/C as follows:

a.   For mainline Aircraft, regardless of Technology Type: January 1, 2022; provided, that American may at its option extend such term for up to three one-year extensions upon 180 days’ prior written notice to Gogo.

b.  For the Regional Jet Fleet: Unchanged from the UA.

c.   Section 18.2 of the UA is amended by adding a reference to the 2Ku Fleet along with the other fleets mentioned therein.

2	Session Pricing

1.  The commercial terms related to Connectivity Services (e.g., session pricing and whitelist pricing) on all A/C (regardless of Technology Type) will remain in effect until January 1, 2022; provided, that American may at its option extend the applicability of such commercial terms for up to three one-year extensions upon 90 days’ prior written notice to Gogo prior to the end of the then current term.

2.  [***]

3.  [***]

4.  [***]

5.  [***]

6.  [***]

7.  [***]

8.  [***]

3	Monthly Subscriptions	[***] 1. [***] 2. [***]

4	Settlements of Prior Amounts

[***]

The amounts payable by American and Gogo as set forth above will not be offset against each other but will be paid in whole by each Party. American and Gogo will make best efforts to pay their respective balances on the same mutually-agreed upon date within [***] after the LA Effective Date. For purposes of clarity, except as specifically set forth above, neither Party is releasing any past or future claim against the other Party under the UA.

5	Whitelist Fees	The Parties agree to [***] for ATG and ATG4-equipped aircraft, starting on [***]. All other whitelist terms shall remain the same as in the UA.